UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                       Date of Report
                       (Date of earliest
                       event reported):      March 13, 2002



                           MGIC Investment Corporation
               ---------------------------------------------------
             (Exact name of registrant as specified in its charter)



      Wisconsin                    1-10816                     39-1486475
 --------------------        ---------------------         --------------------
   (State or other              (Commission File               (IRS Employer
   jurisdiction of                  Number)                 Identification No.)
    incorporation)

                      MGIC Plaza, 250 East Kilbourn Avenue
                           Milwaukee, Wisconsin 53202
        -----------------------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (414) 347-6480
                       ----------------------------------
                         (Registrant's telephone number)

Item 5.  Other Events and Regulation FD Disclosure.

         The Registrant is filing this Current Report on Form 8-K to file, among other material, its consolidated financial statements for the three years ended December 31, 2001 (filed as Exhibit 99.1) and its Management's Discussion and Analysis (filed as Exhibit 99.2), which discusses its results of operations for December 31, 2001 compared to December 31, 2000 and December 31, 2000 compared to December 31, 1999 and its financial condition and liquidity and capital resources at December 31, 2001. Risk Factors relating to the business of the Registrant appear at the end of Management's Discussion and Analysis.


Item 7.  Financial Statements and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

                  The exhibits listed in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.





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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MGIC INVESTMENT CORPORATION



Date:  March 13, 2002                      By:/s/Patrick Sinks
                                              ----------------------------------
                                               Patrick Sinks
                                               Senior Vice President and Chief
                                               Accounting Officer






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
                           MGIC INVESTMENT CORPORATION

                            EXHIBIT INDEX TO FORM 8-K
                           Report Dated March 13, 2002


Exhibit Number                      Description

(23)                Consent of PricewaterhouseCoopers LLP

(99.1)              Consolidated Financial Statements of the Registrant:
                      Consolidated statement of operations for each of the three years in the period ended
                      December 31, 2001

                      Consolidated balance sheet at December 31, 2001
                      and 2000

                      Consolidated statement of shareholders' equity for each of the three years in the period ended December 31, 2001

                      Consolidated statement of cash flows for each of the three years in the period ended
                      December 31, 2001

                      Notes to consolidated financial statements

                      Report of independent accountants

(99.2)              Management's Discussion and Analysis






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